PIONEER
                                     -------
                                      SMALL
                                     COMPANY
                                       FUND

                                      Annual
                                      Report

                                     10/31/02



                          [logo] PIONEER Investments(R)

T A B L E  O F  C O N T E N T S
-------------------------------------------------------------------------------

Letter from the President                                                1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    16

Notes to Financial Statements                                           22

Report of Independent Auditors                                          28

Trustees, Officers and Service Providers                                29

Retirement Plans from Pioneer                                           34

Programs and Services for Pioneer Shareowners                           36




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PIONEER SMALL COMPANY FUND

-------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/02
-------------------------------------------------------------------------------



D E A R  S H A R E O W N E R,
--------------------------------------------------------------------------------

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words, we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

YEAR-END - THE LOGICAL TIME FOR A REVIEW
Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,



/s/Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.                                            1

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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/02
--------------------------------------------------------------------------------


P O R T F O L I O   D I V E R S I F I C A T I O N
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[graphic omitted]

U.S. Common Stocks              81.3%
Short-Term Cash Equivalents     17.7%
International Common Stocks      1.0%


S E C T O R  D I S T R I B U T I O N
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


Financials                                          26.2%
Consumer Discretionary                              18.2%
Information Technology                              13.9%
Health Care                                         11.1%
Industrials                                         10.6%
Energy                                               7.3%
Materials                                            5.2%
Consumer Staples                                     3.7%
Utilities                                            3.0%
Telecommunication Services                           0.8%


1 0  L A R G E S T  H O L D I N G S
--------------------------------------------------------------------------------
(As a percentage of equity holdings)
1. Fair Isaac and Co., Inc.        3.68%    6. Unisource Energy
                                               Corp. Hld. Co.              2.35%
2. iDine Rewards Network           3.19     7. Prentiss Properties Trust   2.26
3. Healthcare Realty Trust, Inc.   2.86     8. Regis Corp.                 2.26
4. Patterson UTI Energy, Inc.      2.53     9. First Health Group Corp.    2.20
5. Leucadia National Corp.         2.38    10. Forest Oil Corp.            2.17

Fund holdings will vary for other periods.

2
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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                      10/31/02        10/31/01
                               $11.44          $13.06

DISTRIBUTIONS PER SHARE        INCOME          SHORT-TERM       LONG-TERM
(10/31/01-10/31/02)            DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                                   -                 -                -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.


------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                 NET ASSET       PUBLIC OFFERING
PERIOD             VALUE              PRICE*
Life-of-Class      5.86%              4.97%
(11/2/95)
5 Years           -2.00              -3.15
1 Year           -12.40             -17.46

------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



[graphic omitted]

--------------------------------------------------------------------------------
                            GROWTH OF $10,000[dagger]
--------------------------------------------------------------------------------

             Pioneer Small Company Fund*     Russell 2000 Index
11/30/95              $ 9,425                     $10,000
10/31/96              $11,338                     $11,192
                      $14,726                     $14,476
10/31/98              $11,753                     $12,759
                      $12,384                     $14,657
10/31/00              $16,192                     $17,207
                      $15,199                     $15,022
10/31/02              $13,313                     $13,284



[dagger] Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS B SHARES
--------------------------------------------------------------------------------


S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    10/31/02        10/31/01
                             $10.84          $12.46

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -                -                 -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.


--------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                     IF              IF
PERIOD              HELD          REDEEMED*
Life-of-Class      5.10%            5.10%
(11/2/95)
5 Years           -2.71            -2.87
1 Year           -13.00           -16.48

---------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.




[graphic omitted]

--------------------------------------------------------------------------------
                     GROWTH OF $10,000[dagger]
--------------------------------------------------------------------------------

            Pioneer Small Company Fund*      Russell 2000 Index
11/30/95               $10,000                    $10,000
10/31/96               $11,941                    $11,192
                       $15,389                    $14,476
10/31/98               $12,198                    $12,759
                       $12,760                    $14,657
10/31/00               $16,564                    $17,207
                       $15,422                    $15,022
10/31/02               $13,417                    $13,284

[dagger] Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

           Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                      CLASS C SHARES
--------------------------------------------------------------------------------


S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/02        10/31/01
                              $10.73          $12.38

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM       LONG-TERM
(10/31/01-10/31/02)           DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                                 -                -                  -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.


---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                 NET ASSET       PUBLIC OFFERING
PERIOD             VALUE           PRICE/CDSC*
Life-of-Class       3.63%             3.47%
(1/31/96)
5 Years             2.92             -3.11
1 Year            -13.33            -14.23

---------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[graphic omitted]

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

            Pioneer Small Company Fund*     Russell 2000 Index
1/31/96           $ 9,900                        $10,000
10/31/96          $11,322                        $10,916
                  $14,601                        $14,119
10/31/98          $11,565                        $12,444
                  $12,063                        $14,296
10/31/00          $15,612                        $16,783
                  $14,529                        $14,652
10/31/02          $12,592                        $12,956


[dagger] The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

          Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               5
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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02
--------------------------------------------------------------------------------

After comfortably outperforming its benchmark index over the first half of the fiscal year, Pioneer Small Company Fund trailed the Index modestly for the year as a whole. In the pages that follow, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the forces that affected small stocks over this volatile period and some of the strategies they employed.

Q: HOW DID PIONEER SMALL COMPANY FUND PERFORM OVER THE PAST YEAR?

A: For the twelve months ended October 31, 2002, Pioneer Small Company Fund's
   Class A, B and C shares returned -12.40%, -13.00% and -13.33% respectively, all at net asset value. These results compare to the -11.57% return of the Russell 2000 Index, the Fund's benchmark, for the same period.


Q: WHAT WAS THE MARKET BACKGROUND AS THE PERIOD UNFOLDED?

A: Small-cap stocks performed well coming into 2002, as an apparent economic comeback in the months following September 11th led investors to anticipate further growth in the second half of the year. But by April, it was clear that corporate earnings were not rebounding as quickly as was hoped; in some sectors, particularly technology, an earnings recovery was nowhere in sight. Spending by corporations also stalled. Shrinking corporate outlays left consumers in charge of steering the economy in a favorable direction, and for the most part they have done so.

Q: HOW DID THAT SCENARIO AFFECT SMALL-COMPANY STOCKS?

A: As is often the case when an uncertain economy triggers volatile markets, investors sought relative safety in larger companies. As a result, small-company stocks were exceptionally weak during the third quarter; over the past six months, large-cap stocks outperformed small-cap stocks for the first time since early 1999. However, earnings on small-company stocks held up reasonably well during this period of weakness. That leads us to conclude that the decline in small stocks was to a large extent the product of the switch in investor psychology.


6
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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: WHAT AREAS MADE THE BIGGEST IMPACT ON FUND PERFORMANCE?

A: Greater exposure to financial stocks compared to its benchmark helped performance, as did the Fund's weighting in health care issues. Stock selection resulting from our bottom-up, value-oriented process was a key factor in both cases. However, poor stock selection led to underperformance among consumer discretionary stocks. The portfolio benefited modestly from being well underweight in industrial sectors.

   We had been attracted to a number of technology companies when valuations reached historically attractive levels, only to see them decline further as the market grew more risk-averse. Most technology holdings remained under pressure until almost the end of this period.

Q: WHAT WERE SOME OF THE STOCKS THAT HELPED PERFORMANCE?

A: The best performer among financial stocks was Staten Island Bancorp. Low interest rates and a vigorous market for new and refinanced mortgages helped this small bank deliver better earnings growth than some of its higher profile competitors in the New York region.

   Results in health care were boosted when Anthem, Inc. acquired Fund holding Trigon Healthcare. Both companies are Blue Cross, Blue Shield licensees. Anthem, which operates in eight states, recognized Trigon as a high quality, well-run company whose growth potential was limited within its Virginia market area. Acute-care hospital operator Universal Health Services turned in strong earnings and revenue figures.

Q: WHICH OTHER SELECTIONS HELPED OR HINDERED RETURNS?

A: The Fund's best performer was iDine Reward Networks. iDine assists restaurants with financing and helps them build traffic through discounted meals for diners who participate in its program. Membership ranks are growing and the company is establishing a wider national presence. Bally Total Fitness, another consumer discretionary issue, declined, as questions arose about its earnings and accounting processes, as well as possible lack of focus on its core fitness center business.


                                                                               7
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PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                             (continued)
--------------------------------------------------------------------------------

   Spinnaker Exploration, an independent energy company, encountered disappointing drilling results, raising doubts about next year's oil and gas production. We think investors overreacted to this news and that the company's longer-term outlook is favorable. Food broker Fleming Companies was hurt by the bankruptcy filing of Kmart, its largest single customer.

   Several technology holdings also declined. Emcor, which designs and installs electrical power systems, was hurt by cutbacks in capital spending. The capital expenditure slump also drove down shares of semiconductor equipment maker Veeco Instruments and Triquint, a maker of high-speed integrated circuits.

   Fair Isaac, which creates and sells proprietary decision-making software to businesses, was a bright spot in the technology sector. With most of its customers operating outside vulnerable areas like telecommunications, earnings and revenues have remained strong.


Q: WHAT IS YOUR OUTLOOK, AND HOW ARE YOU POSITIONING THE FUND?

A: We do not expect the economy to rebound quickly. Rather, we anticipate slow, steady growth as businesses work through the excesses of the last cycle and cautiously regain their footing. In a measured recovery, most sectors will probably recoup gradually. For that reason, we believe the upcoming period will once again reward stock selection more than sector emphasis. Consistent with Pioneer's historic approach, we will look for opportunities to invest in good companies at good prices, that is, financially strong, well-run companies that are selling at attractive valuations. Among our criteria are profitability, good return on capital and strong balance sheets that are supported by the cash flow the business generates. If the economy improves as we expect it to, such companies should do well.

   There has been a silver lining in the recent underperformance of small-company stocks. Shares of many high-quality companies fell simply because they were small at a time when investors favored larger issues. Continued weakness in small-cap stocks allows us to shop among the beaten-down issues of good companies, creating potential for excellent returns in the next up cycle for small-company stocks.

8
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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             COMMON STOCKS - 82.3%
             ENERGY - 6.0%
             OIL & GAS DRILLING - 2.1%
    145,000  Patterson UTI Energy, Inc. *                $  4,193,400
                                                         ------------
             OIL & GAS EXPLORATION & PRODUCTIOn - 3.9%
    143,650  Forest Oil Corp. *                          $  3,584,068
     87,500  Plains Resources, Inc. *                       1,953,000
    125,000  Spinnaker Exploration Co. *                    2,406,250
                                                         ------------
                                                         $  7,943,318
                                                         ------------
             TOTAL ENERGY                                $ 12,136,718
                                                         ------------
             MATERIALS - 4.3%
             COMMODITY CHEMICALS - 1.2%
    159,900  Airgas, Inc. *                              $  2,440,074
                                                         ------------
             MATERIALS - 0.4%
     58,650  Mega Blocks, Inc. (144A) *                  $    704,883
                                                         ------------
             PAPER PRODUCTS - 0.6%
    126,000  Wausau-Mosinee Paper Corp.                  $  1,203,300
                                                         ------------
             PRECIOUS METALS & MINERALS - 1.2%
    200,600  Agnico Eagle Mines Ltd.                     $  2,425,254
                                                         ------------
             SPECIALTY CHEMICALS - 0.8%
    148,700  Wellman, Inc.                               $  1,501,870
                                                         ------------
             STEEL - 0.1%
     75,000  Graftech International Ltd. *               $    294,000
                                                         ------------
             TOTAL MATERIALS                             $  8,569,381
                                                         ------------
             CAPITAL GOODS - 2.4%
             AEROSPACE & DEFENSE - 0.3%
    180,500  AAR Corp.                                   $    705,755
                                                         ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
    120,000  Plexus Corp. *                              $  1,287,600
    220,000  Power-One, Inc. *                              1,183,820
                                                         ------------
                                                         $  2,471,420
                                                         ------------
             INDUSTRIAL MACHINERY - 0.9%
    120,800  Wabtec Corp.                                $  1,720,192
                                                         ------------
             TOTAL CAPITAL GOODS                         $  4,897,367
                                                         ------------


   The accompanying notes are an integral part of these financial statements.


                                                                               9

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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             COMMERCIAL SERVICES & SUPPLIES - 6.3%
             COMMERCIAL PRINTING - 1.2%
    124,300  John H. Harland Co.                         $  2,380,345
                                                         ------------
             DATA PROCESSING SERVICES - 1.1%
    164,500  Talx Corp.                                  $  2,204,300
                                                         ------------
             DIVERSIFIED COMMERCIAL SERVICES - 2.4%
     57,220  Pittston Brink's Group                      $  1,211,347
    128,000  Regis Corp.                                    3,740,160
                                                         ------------
                                                         $  4,951,507
                                                         ------------
             EMPLOYMENT SERVICES - 1.1%
    131,400  Bally Total Fitness Holding Corp. *         $    893,520
    259,500  The Princeton Review, Inc. *                   1,323,450
                                                         ------------
                                                         $  2,216,970
                                                         ------------

             ENVIRONMENTAL SERVICES - 0.5%
    290,900  Newpark Resources, Inc. *                   $    936,698
                                                         ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES        $ 12,689,820
                                                         ------------
             CONSUMER DURABLES & APPAREL - 3.4%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.2%
    522,800  Charming Shoppes, Inc. *                    $  2,404,880
                                                         ------------
             FOOTWEAR - 1.0%
    129,100  Genesco Inc. *                              $  2,060,436
                                                         ------------
             PHOTOGRAPHIC PRODUCTS - 0.3%
     95,000  Creo Products *                             $    611,800
                                                         ------------
             TEXTILES - 0.9%
    331,000  Unifi, Inc. *                               $  1,827,120
                                                         ------------
             TOTAL CONSUMER DURABLES & APPAREL           $  6,904,236
                                                         ------------
             HOTELS, RESTAURANTS & LEISURE - 5.5%
             RESTAURANTS - 5.5%
    129,300  AFC Enterprises, Inc. *                     $  2,362,311
     50,775  Applebee's International, Inc.                 1,207,937
     79,000  CEC Entertainment, Inc. *                      2,196,200
    586,100  iDine Rewards Network *[dagger]                5,274,900
                                                         ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE         $ 11,041,348
                                                         ------------


   The accompanying notes are an integral part of these financial statements.


10

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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             MEDIA - 1.7%
             MOVIES & ENTERTAINMENT - 1.1%
    210,000  Alliance Atlantis Communications Inc. *     $  2,112,600
                                                         ------------
             PUBLISHING - 0.6%
     65,500  Journal Register Co. *                      $  1,209,785
                                                         ------------
             TOTAL MEDIA                                 $  3,322,385
                                                         ------------
             RETAILING - 4.4%
             APPAREL RETAIL - 0.7%
     63,400  Gildan Activewear Inc. *                    $  1,401,140
                                                         ------------
             COMPUTER & ELECTRONICS RETAIL - 1.1%
    292,200  InterTAN, Inc. *                            $  2,074,620
                                                         ------------
             GENERAL MERCHANDISE STORES - 1.6%
    156,000  Tuesday Morning Corp. *                     $  3,261,960
                                                         ------------
             SPECIALTY STORES - 1.0%
     85,000  School Specialty Inc. *                     $  2,055,300
                                                         ------------
             TOTAL RETAILING                             $  8,793,020
                                                         ------------
             FOOD & DRUG RETAILING - 1.1%
             FOOD DISTRIBUTORS - 1.1%
     59,852  The J.M. Smucker Co.                        $  2,191,182
                                                         ------------
             TOTAL FOOD & DRUG RETAILING                 $  2,191,182
                                                         ------------
             FOOD BEVERAGE & TOBACCO - 1.1%
             AGRICULTURAL PRODUCTS - 1.1%
     78,000  Corn Products International, Inc.           $  2,298,660
                                                         ------------
             TOTAL FOOD BEVERAGE & TOBACCO               $  2,298,660
                                                         ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
             HOUSEHOLD PRODUCTS - 0.8%
    144,100  Nu Skin Enterprises Inc.                    $  1,655,709
                                                         ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS         $  1,655,709
                                                         ------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
             HEALTH CARE DISTRIBUTORS & SERVICES - 1.5%
    253,000  Hooper Holmes, Inc.                         $  1,682,450
    139,100  Orthodontic Centers of America, Inc. *         1,327,014
                                                         ------------
                                                         $  3,009,464
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             HEALTH CARE EQUIPMENT - 1.6%
    147,000  Haemonetics Corp. *                         $  3,117,870
                                                         ------------
             HEALTH CARE FACILITIES - 1.8%
     95,400  Sunrise Assisted Living, Inc. *             $  1,984,320
     35,000  Universal Health Services, Inc. (Class B) *    1,696,800
                                                         ------------
                                                         $  3,681,120
                                                         ------------
             MANAGED HEALTH CARE - 2.3%
     16,957  Anthem, Inc. *                              $  1,068,291
    140,000  First Health Group Corp. *                     3,637,200
                                                         ------------
                                                         $  4,705,491
                                                         ------------
             TOTAL HEALTH CARE EQUIPMENT & SUPPLIES      $ 14,513,945
                                                         ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.9%
             BIOTECHNOLOGY - 0.6%
     36,550  MedImmune, Inc. *                           $    933,853
     29,000  Transkaryotic Therapies, Inc. *                  337,560
                                                         ------------
                                                         $  1,271,413
                                                         ------------
             PHARMACEUTICALS - 1.3%
    215,000  Parexel International Corp. *               $  2,582,365
                                                         ------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY       $  3,853,778
                                                         ------------
             BANKS - 5.7%
    110,000  Commercial Federal Corp.                    $  2,557,500
    172,000  Staten Island Bancorp, Inc.                    3,178,560
     84,600  Webster Financial Corp.                        2,741,886
     86,300  Whitney Holding Corp.                          2,930,748
                                                         ------------
             TOTAL BANKS                                 $ 11,408,694
                                                         ------------
             DIVERSIFIED FINANCIALS - 6.3%
             CONSUMER FINANCE - 1.5%
    157,000  American Capital Strategies Ltd.            $  3,086,620
                                                         ------------
             DIVERSIFIED FINANCIALS SERVICES - 4.8%
    241,200  Advanta Corp. (Class B)                     $  2,370,996
    100,000  Dollar Thrifty Automotive Group, Inc. *        1,858,000
     46,400  Gabelli Asset Management, Inc. *               1,383,184
    105,000  Leucadia National Corp.                        3,938,550
                                                         ------------
                                                         $  9,550,730
                                                         ------------
             TOTAL DIVERSIFIED FINANCIALS                $ 12,637,350
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             INSURANCE - 2.7%
             LIFE & HEALTH INSURANCE - 0.5%
     71,900  Nautilus Group, Inc. *                      $    987,906
                                                         ------------
             MULTI-LINE INSURANCE - 0.3%
     58,500  Max Re Capital Ltd.                         $    606,060
                                                         ------------
             PROPERTY & CASUALTY INSURANCE - 1.9%
     78,500  First American Corp.                        $  1,605,325
     10,000  Landamerica Financial Group                      355,000
     82,000  Selective Insurance Group, Inc.                1,836,800
                                                         ------------
                                                         $  3,797,125
                                                         ------------
             TOTAL INSURANCE                             $  5,391,091
                                                         ------------
             REAL ESTATE - 6.9%
             REAL ESTATE INVESTMENT TRUSTS - 6.9%
     60,000  Camden Property Trust *                     $  1,880,400
     45,000  Colonial Properties Trust                      1,487,700
    152,800  Healthcare Realty Trust, Inc.                  4,730,688
    131,400  Innkeepers USA Trust                           1,019,664
    100,000  Mission West Properties, Inc.                  1,005,000
    139,000  Prentiss Properties Trust                      3,746,050
                                                         ------------
             TOTAL REAL ESTATE                           $ 13,869,502
                                                         ------------
             SOFTWARE & SERVICES - 4.2%
             APPLICATION SOFTWARE - 3.7%
     85,000  American Management Systems, Inc. *         $  1,021,700
     70,000  Caminus Corp. *                                  175,000
    158,250  Fair Isaac and Co., Inc.                       6,087,877
     70,000  Wind River Systems *                             253,400
                                                         ------------
                                                         $  7,537,977
                                                         ------------
             SYSTEMS SOFTWARE - 0.5%
    143,500  Plato Learning, Inc. *                      $    988,715
                                                         ------------
             TOTAL SOFTWARE & SERVICES                   $  8,526,692
                                                         ------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 7.2%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
   117,900   Power Integrations, Inc. *                  $  2,079,772
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

     SHARES                                                     VALUE

             NETWORKING EQUIPMENT - 0.4%
     40,407  Avocent Corp. *                             $    808,140
                                                         ------------
             SEMICONDUCTOR EQUIPMENT - 5.3%
    100,000  ATMI, Inc. *                                $  1,839,000
     83,000  Cymer, Inc. *                                  2,084,960
    125,000  DuPont Photomasks, Inc. *                      2,611,250
    200,000  Photronics, Inc. *                             2,428,000
     70,000  Varian Semiconductor Equipment
               Associates, Inc. *                           1,667,400
                                                         ------------
                                                         $ 10,630,610
                                                         ------------
             SEMICONDUCTORS - 0.4%
     50,000  Semtech Corp. *                             $    706,500
                                                         ------------
             TELECOMMUNICATIONS EQUIPMENT - 0.1%
     65,000  Ciena Corp. *                               $    239,200
                                                         ------------
             TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT     $ 14,464,222
                                                         ------------
             TELECOMMUNICATION SERVICES - 0.7%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
    100,000  Aeroflex Inc. *                             $    579,000
     52,000  CT Communications Inc.                           741,000
                                                         ------------
             TOTAL TELECOMMUNICATION SERVICES            $  1,320,000
                                                         ------------
             UTILITIES - 2.5%
             ELECTRIC UTILITIES - 2.5%
     24,195  Dominion Resources, Inc.                    $  1,161,360
    235,000  Unisource Energy Corp. Hld. Co.                3,891,600
                                                         ------------
             TOTAL UTILITIES                             $  5,052,960
                                                         ------------
             TOTAL COMMON STOCKS
             (Cost $171,433,939)                         $165,538,060
                                                         ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL                                                       VALUE
AMOUNT

             TEMPORARY CASH INVESTMENTS -17.7%
             REPURCHASE AGREEMENT - 6.9%
$13,900,000  Credit Suisse First Boston Group Inc.,
             1.84%, dated 10/31/02, repurchase price of
             $13,900,000 plus accrued interest on
             11/1/02, collateralized by $13,834,000 U.S.
             Treasury Bills, 3.625%, 8/31/03             $ 13,900,000

             SECURITY LENDING COLLATERAL - 10.8%
 21,703,561  Securities Lending Investment Fund, 1.77%     21,703,561
                                                         ------------
             TEMPORARY CASH INVESTMENTS
             (Cost $35,603,561)                          $ 35,603,561
                                                         ------------
             TOTAL COMMON STOCKS AND
             TEMPORARY CASH INVESTMENTS - 100%
             (Cost $207,037,500)(a)(b)                   $201,141,621
                                                         ============

*         Non-income producing securities.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2002, the value of these securities amounted to $704,883 or 0.39% of total net assets.

(a) At October 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $207,236,744 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of
          value over tax cost                            $ 27,268,977

          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                $(33,364,100)
                                                         ------------

          Net unrealized loss                            $ (6,095,123)
                                                         ============

(b) At October 31, 2002, the Fund had a capital loss carryforward of $1,060,063, which will expire in 2009 if not utilized.

          Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2002 aggregated $61,231,659 and $90,241,088, respectively.

[dagger] At October 31, 2002, the following security has been pledged to cover margin requirements for open futures contracts:

          SHARES                  SECURITY               MARKET VALUE
          100,000           iDine Rewards Network          $445,000


   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/02
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of
    $20,682,562 and temporary cash investments of $35,603,561)
    (cost $207,037,500)                                           $ 201,141,621
 Receivables -
    Investment securities sold                                          595,601
    Fund shares sold                                                    105,856
    Dividends and interest                                               79,554
 Other                                                                    3,561
                                                                  -------------
       Total assets                                               $ 201,926,193
                                                                  -------------
LIABILITIES:
 Payables -
    Fund shares repurchased                                       $     404,319
    Futures variation margin                                             19,000
    Upon return of securities loaned                                 21,703,561
 Due to bank                                                            288,853
 Due to affiliates                                                      326,435
 Accrued expenses                                                       102,247
                                                                  -------------
       Total liabilities                                          $  22,844,415
                                                                  -------------
NET ASSETS:
 Paid-in capital                                                  $ 186,236,980
 Accumulated undistributed net investment income                        121,319
 Accumulated net realized loss on investments
    and futures contracts                                            (1,477,126)
 Net unrealized loss on investments                                  (5,895,895)
 Net unrealized gain on futures contracts                                96,500
                                                                  -------------
       Total net assets                                           $ 179,081,778
                                                                  =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $89,922,798/7,861,346 shares)                  $       11.44
                                                                  =============
 Class B (based on $76,514,891/7,057,869 shares)                  $       10.84
                                                                  =============
 Class C (based on $12,644,089/1,178,091 shares)                  $       10.73
                                                                  =============

MAXIMUM OFFERING PRICE:
        Class A ($11.44 v 94.25%)                                 $       12.14
                                                                  =============
        Class C ($10.73 v 99.00%)                                 $       10.84
                                                                  =============


   The accompanying notes are an integral part of these financial statements.


16

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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 10/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld
     of $602)                                      $   2,673,848
  Interest                                               182,175
  Income from securities loaned, net                      77,016
                                                   -------------
     Total investment income                                      $   2,933,039
                                                                  -------------
EXPENSES:
  Management fees                                  $   2,011,830
  Transfer agent fees
     Class A                                             467,938
     Class B                                             368,015
     Class C                                              88,380
  Distribution fees
     Class A                                             292,906
     Class B                                           1,054,105
     Class C                                             141,130
  Administrative fees                                     17,387
  Custodian fees                                          26,841
  Registration fees                                       58,952
  Professional fees                                       39,696
  Printing                                               119,988
  Fees and expenses of nonaffiliated trustees              8,531
  Miscellaneous                                           12,587
                                                   -------------
     Total expenses                                               $   4,708,286
     Less fees paid indirectly                                          (37,827)
                                                                  -------------
     Net expenses                                                 $   4,670,459
                                                                  -------------
        Net investment loss                                       $  (1,737,420)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                   $   3,909,463
     Futures contracts                                  (100,399) $   3,809,064
                                                   -------------  -------------
  Change in net unrealized gain (loss) on:
     Investments                                   $ (29,092,724)
     Futures contracts                             $      96,500  $ (28,996,224)
                                                   -------------  -------------
  Net loss on investments and futures contracts                   $ (25,187,160)
                                                                  -------------
  Net decrease in net assets resulting from operations            $ (26,924,580)
                                                                  =============


   The accompanying notes are an integral part of these financial statements.

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PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED 10/31/02 AND 10/31/01


                                                                                  YEAR ENDED       YEAR ENDED
FROM OPERATIONS:                                                                   10/31/02         10/31/01
 Net investment loss                                                             $(1,737,420)    $ (1,736,039)
 Net realized gain (loss) on investments and futures contracts                     3,809,064       (5,514,544)
 Change in net unrealized gain (loss) on investments and
    futures contracts                                                            (28,996,224)      (9,059,854)
                                                                                ------------     ------------
    Net decrease in net assets resulting from operations                        $(26,924,580)    $(16,310,437)
                                                                                ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
 Net realized gain:
    Class A ($0.00 and $0.24 per share, respectively)                           $          -     $ (1,990,590)
    Class B ($0.00 and $0.24 per share, respectively)                                      -       (2,002,570)
    Class C ($0.00 and $0.24 per share, respectively)                                      -         (165,860)
                                                                                ------------     ------------
       Total distributions to shareowners                                       $          -     $ (4,159,020)
                                                                                ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $ 75,281,540     $ 88,765,303
Reinvestment of distributions                                                              -        3,629,637
Cost of shares repurchased                                                       (91,764,306)     (95,880,194)
                                                                                ------------     ------------
    Net decrease in net assets resulting from fund
       share transactions                                                       $(16,482,766)    $ (3,485,254)
                                                                                ------------     ------------
    Net decrease in net assets                                                  $(43,407,346)    $(23,954,711)
                                                                                ------------     ------------
NET ASSETS:
Beginning of year                                                                222,489,124      246,443,835
                                                                                ------------     ------------
End of year (including accumulated undistributed net investment
    income of $121,319 and $55,953, respectively)                               $179,081,778     $222,489,124
                                                                                ============     ============


                                                `02 SHARES      `02 AMOUNT        `01 SHARES      `01 AMOUNT
CLASS A
Shares sold                                      2,680,238     $  38,697,588       3,452,242     $ 48,712,961
Reinvestment of distributions                            -                 -         138,121        1,842,537
Less shares repurchased                         (3,395,454)      (47,490,308)     (3,446,508)     (48,480,373)
                                                ----------     -------------      ----------     ------------
    Net increase (decrease)                       (715,216)    $  (8,792,720)        143,855     $  2,075,125
                                                ==========     =============    ============     ============

CLASS B
Shares sold                                      1,762,011     $  23,897,851       2,333,569     $ 31,872,635
Reinvestment of distributions                            -                 -         129,811        1,664,181
Less shares repurchased                         (2,743,076)      (36,330,385)     (3,059,325)     (41,046,993)
                                                ----------     -------------      ----------     ------------
    Net decrease                                  (981,065)    $ (12,432,534)       (595,945)    $ (7,510,177)
                                                ==========     =============    ============     ============

CLASS C
Shares sold                                        937,512     $  12,686,101         600,725     $  8,179,707
Reinvestment of distributions                            -                 -           9,641          122,919
Less shares repurchased                           (590,761)       (7,943,613)       (472,688)      (6,352,828)
                                                ----------     -------------      ----------     ------------
    Net increase                                   346,751     $   4,742,488         137,678     $  1,949,798
                                                ==========     =============    ============     ============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                     10/31/02     10/31/01     10/31/00    10/31/99(a)    10/31/98
CLASS A
Net asset value, beginning of year                                  $  13.06     $  14.16     $  10.83     $  10.68      $  15.31
                                                                    --------     --------     --------     --------      --------
Increase (decrease) from investment operations:
        Net investment income (loss)                                $  (0.05)    $  (0.04)    $   0.06     $  (0.03)     $  (0.07)
        Net realized and unrealized gain (loss) on investments and
          futures contracts                                            (1.57)       (0.82)        3.27         0.59         (2.73)
                                                                    --------     --------     --------     --------      --------
          Net increase (decrease) from investment operations        $  (1.62)   $   (0.86)    $   3.33     $   0.56      $  (2.80)
Distributions to shareowners:
        Net realized gain                                                  -        (0.24)           -        (0.41)        (1.83)
                                                                    --------     --------     --------     --------      --------
Net increase (decrease) in net asset value                          $  (1.62)   $   (1.10)    $   3.33     $   0.15      $  (4.63)
                                                                    --------     --------     --------     --------      --------
Net asset value, end of year                                        $  11.44    $   13.06     $  14.16     $  10.83      $  10.68
                                                                    ========    =========    =========     ========      ========
Total return*                                                         (12.40)%      (6.13)%      30.75%        5.37%       (20.19)%
Ratio of net expenses to average net assets [dagger]                    1.62%        1.58%        1.58%        1.65%         1.45%
Ratio of net investment income (loss) to average net assets [dagger]   (0.38)%      (0.36)%       0.02%       (0.35)%       (0.54)%
Portfolio turnover rate                                                   27%          42%          55%          60%           45%
Net assets, end of year (in thousands)                              $ 89,923    $ 111,995     $119,375     $107,448      $162,536
Ratios with no waiver of management fees and
        assumption of expenses by PIM and no reduction
        for fees paid indirectly:
        Net expenses                                                    1.62%        1.58%        1.58%        1.65%         1.45%
        Net investment income (loss)                                   (0.38)%      (0.36)%       0.02%       (0.35)%       (0.54)%
Ratios with waiver of management fees and
        assumption of expenses by PIM and reduction
        for fees paid indirectly:
        Net expenses                                                    1.60%        1.55%        1.55%        1.62%         1.44%
        Net investment income (loss)                                   (0.36)%      (0.33)%       0.05%       (0.32)%       (0.53)%

     (a) The per share data presented above is based upon the average shares outstanding for the year presented.
      * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                     10/31/02     10/31/01     10/31/00    10/31/99(a)    10/31/98

CLASS B
Net asset value, beginning of year                                  $  12.46     $  13.63     $  10.50     $  10.44      $  15.10
                                                                    --------     --------     --------     --------      --------
Increase (decrease) from investment operations:
        Net investment loss                                         $  (0.02)    $  (0.15)    $  (0.13)    $  (0.11)     $  (0.18)
        Net realized and unrealized gain (loss) on investments and
                futures contracts                                      (1.60)       (0.78)        3.26         0.58         (2.65)
                                                                    --------     --------     --------     --------      --------
           Net increase (decrease) from investment operations       $  (1.62)    $  (0.93)    $   3.13     $   0.47      $  (2.83)
Distributions to shareowners:
        Net realized gain                                                  -        (0.24)           -        (0.41)        (1.83)
                                                                    --------     --------     --------     --------      --------
Net increase (decrease) in net asset value                          $  (1.62)    $  (1.17)    $   3.13     $   0.06      $  (4.66)
                                                                    --------     --------     --------     --------      --------
Net asset value, end of year                                        $  10.84     $  12.46     $  13.63     $  10.50      $  10.44
                                                                    ========     ========     ========     ========      ========
Total return*                                                         (13.00)%      (6.90)%      29.81%        4.61%       (20.73)%
Ratio of net expenses to average net assets [dagger]                    2.32%        2.28%        2.28%        2.41%         2.15%
Ratio of net investment loss to average net assets [dagger]            (1.08)%      (1.06)%      (0.68)%      (1.11)%       (1.24)%
Portfolio turnover rate                                                   27%          42%          55%          60%           45%
Net assets, end of year (in thousands)                              $ 76,515     $100,204     $117,667     $107,652      $174,097
Ratios with no waiver of management fees and
        assumption of expenses by PIM and no reduction
        for fees paid indirectly:
        Net expenses                                                    2.32%        2.28%        2.28%        2.41%         2.15%
        Net investment loss                                            (1.08)%      (1.06)%      (0.68)%      (1.11)%       (1.24)
Ratios with waiver of management fees and
        assumption of expenses by PIM and reduction
        for fees paid indirectly:
        Net expenses                                                    2.30%        2.25%        2.26%        2.34%         2.14%
        Net investment loss                                            (1.06)%      (1.03)%      (0.66)%      (1.04)%       (1.23)%

     (a) The per share data presented above is based upon the average shares outstanding for the year presented.
       * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                     10/31/02     10/31/01     10/31/00    10/31/99(a)    10/31/98

CLASS C
Net asset value, beginning of year                                  $  12.38     $  13.55     $  10.47     $  10.44      $  15.11
                                                                    --------     --------     --------     --------      --------
Increase (decrease) from investment operations:
        Net investment loss                                         $  (0.02)    $  (0.15)    $  (0.11)    $  (0.12)     $  (0.18)
        Net realized and unrealized gain (loss) on investments and
          futures contracts                                            (1.63)       (0.78)        3.19         0.56         (2.66)
                                                                    --------     --------     --------     --------      --------
          Net increase (decrease) from investment operations        $  (1.65)    $  (0.93)    $   3.08     $   0.44      $  (2.84)
Distributions to shareowners:
        Net realized gain                                                 -         (0.24)           -        (0.41)        (1.83)
                                                                    --------     --------     --------     --------      --------
        Net increase (decrease) in net asset value                  $  (1.65)    $  (1.17)    $   3.08     $   0.03      $  (4.67)
                                                                    --------     --------     --------     --------      --------
Net asset value, end of year                                        $  10.73     $  12.38     $  13.55     $  10.47      $  10.44
                                                                    ========     ========     ========     ========      ========
Total return*                                                         (13.33)%      (6.94)%      29.42%        4.31%       (20.79)%
Ratio of net expenses to average net assets [dagger]                    2.60%        2.45%        2.43%        2.51%         2.16%
Ratio of net investment loss to average net assets [dagger]            (1.37)%      (1.25)%      (0.86)%      (1.21)%       (1.24)%
Portfolio turnover rate                                                   27%          42%          55%          60%           45%
Net assets, end of year (in thousands)                              $ 12,644     $ 10,290     $  9,401     $  7,431      $ 11,697
Ratios with reduction for fees paid indirectly:
        Net expenses                                                    2.58%        2.41%        2.39%        2.48%         2.14%
        Net investment loss                                            (1.35)%      (1.21)%      (0.82)%      (1.18)%       (1.22)%

     (a) The per share data presented above is based upon the average shares outstanding for the year presented.
      * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of October 31, 2002, the Fund had the following open futures contract:

   -----------------------------------------------------------------------------
                     NUMBER OF
                     CONTRACTS      SETTLEMENT         MARKET         UNREALIZED
         TYPE          LONG           MONTH            VALUE             GAIN
   -----------------------------------------------------------------------------
     Russell 2000       20          Dec. 2002        $3,736,000        $96,500
   -----------------------------------------------------------------------------

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                               (continued)
--------------------------------------------------------------------------------

   At October 31, 2002 the Fund reclassified $1,802,786 to decrease accumulated net investment loss and $185,130 to decrease accumulated net realized loss and $1,987,916 to decrease paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions during the years ended October 31, 2002 and 2001 were as follows:

   -----------------------------------------------------------------------------
                                                  2002                  2001
   -----------------------------------------------------------------------------
        DISTRIBUTIONS PAID FROM:
        Ordinary income                        $        -           $  4,159,020
        Long-Term capital gain                          -                      -
                                               -----------           -----------
        Total                                  $        -            $ 4,159,020
                                               -----------           -----------
   -----------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at October 31, 2002. These amounts do not include the capital loss carryforward.

   -----------------------------------------------------------------------------
                                                            2002
   -----------------------------------------------------------------------------
        Undistributed ordinary income                 $          -
        Undistributed long-term capital gain                     -
        Unrealized depreciation                         (5,998,639)
                                                        -----------
        Total                                         $ (5,998,639)
   -----------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $37,142 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F. SECURITY LENDING

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at year end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G. REPURCHASE AGREEMENTS WITH RESPECT

   to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, $145,065 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $78,416 in transfer agent fees payable to PIMSS at October 31, 2002.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $102,954 in distribution fees payable to PFD at October 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2002, CDSCs in the amount of $101,676 were paid to PFD by redeeming shareowners.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $37,827 under such arrangements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. LINE OF CREDIT FACILITY

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2002, the Fund had no borrowings under this agreement.

7. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Company Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsiblity is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the four years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            /s/Ernst & Young LLP

Boston, Massachusetts
December 12, 2002

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.


TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 53 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.


--------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          POSITION HELD               TERM OF OFFICE/LENGTH OF SERVICE
                                                           Trustee since 1995.
John F. Cogan, Jr. (76)*       Chairman of the Board,      Serves until retirement or
                               Trustee and President       removal.




*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**        Trustee and                 Trustee since October, 2001.
                               Executive Vice President    Serves until retirement or
                                                           removal.




**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          POSITION HELD               TERM OF OFFICE/LENGTH OF SERVICE

Mary K. Bush (54)              Trustee                     Trustee since 1997.
3509 Woodbine Street                                       Serves until retirement or
Chevy Chase, MD 20815                                      removal.




--------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)   Trustee                     Trustee since 1995.
Boston University Healthcare                               Serves until retirement or
Entrepreneurship Program,                                  removal.
53 Bay State Road,
Boston, MA 02215




--------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)      Trustee                     Trustee since 1995.
1001 Sherbrooke Street West,                               Serves until retirement or
Montreal, Quebec, Canada                                   removal.
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS HELD

Deputy Chairman and a Director of Pioneer                  Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
----------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November                 None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Pioneer Investment Management Shareholder
Services, Inc. since October 2001; President
and a Director of Pioneer, Pioneer Funds
Distributor, Inc. (PFD) (Chairman) and Pioneer
International Corporation since October 2001;
Executive Vice President of all of the Pioneer
Funds since October 2001; President of
Fidelity Private Wealth Management Group from
2000 through October 2001; and Executive
Vice President--Distribution and Marketing of
Fidelity Investments Institutional Services and
Fidelity Investments Canada Ltd. prior to 2000


----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS HELD

President, Bush & Co. (international financial             Director and/or Trustee of Brady Corporation
advisory firm)                                             (industrial identification and specialty coated
                                                           material products manufacturer), Mastec Inc.
                                                           (communications and energy infrastructure),
                                                           Mortgage Guaranty Insurance Corporation, R.J.
                                                           Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                           Student Loan Marketing Association (secondary
                                                           marketing of student loans)

----------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care             None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University

----------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.                None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------------

                                                                                                        31

--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS          POSITION HELD               TERM OF OFFICE/LENGTH OF SERVICE

Marguerite A. Piret (54)       Trustee                     Trustee since 1995.
One Boston Place, 26th Floor,                              Serves until retirement or
Boston, MA 02108                                           removal.
--------------------------------------------------------------------------------------------
Stephen K. West (74)           Trustee                     Trustee since 1995.
125 Broad Street,                                          Serves until retirement or
New York, NY 10004                                         removal.

--------------------------------------------------------------------------------------------
John Winthrop (66)             Trustee                     Trustee since 1995.
One North Adgers Wharf                                     Serves until retirement or
Charleston, SC 29401                                       removal.

--------------------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS          POSITION HELD               TERM OF OFFICE/LENGTH OF SERVICE

Joseph P. Barri (56)           Secretary                   Since 1995.
                                                           Serves at the discretion of
                                                           Board.
--------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)       Assistant Secretary         Since November, 2000.
                                                           Serves at the discretion of
                                                           Board.






--------------------------------------------------------------------------------------------
Vincent Nave (57)              Treasurer                   Since November, 2000.
                                                           Serves at the discretion of
                                                           Board.

--------------------------------------------------------------------------------------------
Luis I. Presutti (37)          Assistant Treasurer         Since November, 2000.
                                                           Serves at the discretion of
                                                           Board.

--------------------------------------------------------------------------------------------
Gary Sullivan (44)             Assistant Treasurer         Since May, 2002.
                                                           Serves at the discretion of
                                                           Board.

--------------------------------------------------------------------------------------------
Alan Janson (31)               Assistant Treasurer         Since July, 2002.
                                                           Serves at the discretion of
                                                           Board.






--------------------------------------------------------------------------------------------

32

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD

President, Newbury, Piret & Company, Inc.       Director, Organogenesis Inc. (tissue engineering
(merchant banking firm)                         company)

---------------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)      Director, Dresdner RCM Global Strategic Income
                                                Fund, Inc. and The Swiss Helvetia Fund, Inc.
                                                (close-ended investment companies), AMVESCAP PLC
                                                (investment managers) and First ING Life Insurance
                                                Company of New York
---------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc. (private   Director of NUI Corp. (energy sales, services
investment firm)                                and distribution)

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD

Partner, Hale and Dorr LLP; Secretary of all    None
of the Pioneer Funds

---------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-    None
Legal of Pioneer; and Secretary/Clerk of
most of PIM-USA's subsidiaries since
October 2000; Assistant Secretary of all
of the Pioneer Funds since November
2000; Senior Counsel, Assistant Vice
President and Director of Compliance of
PIM-USA from April 1998 through October
2000; Vice President and Assistant
General Counsel, First Union Corporation
from December 1996 through March 1998
---------------------------------------------------------------------------------------------------
Vice President-Fund Accounting and Custody      None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all of
the Pioneer Funds (Assistant Treasurer from
June 1999 to November 2000)
---------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting,       None
Administration and Custody Services of Pioneer
(Fund Accounting Manager from 1994 to 1999);
and Assistant Treasurer of all of the Pioneer
Funds since November 2000
---------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting,        None
Administration and Custody Services of Pioneer
since 1997; and Assistant Treasurer of all of
the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information         None
Technology - Fund Accounting, Administration
and Custody Services of Pioneer since March
2002, and Assistan Treasurer of all of the
Pioneer funds since July 2002. Manager,
Valuation Risk and Performance Reporting of
Pioneer from June 2000 to February 2002;
member of Pioneer Pricing Group from 1996
to 2000 (promoted to Manager in 1998)
---------------------------------------------------------------------------------------------------

                                                                                                 33

--------------------------------------------------------------------------------
  RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

TRADITIONAL IRA* For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.


ROTH IRA* Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.


EMPLOYER-SPONSORED PLANS

UNI-K PLAN* A 401(k) plan designed specifically for any business than employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.


401(K) PLAN* Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.


SIMPLE IRA PLAN* The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.


403(B) PLAN* Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.


         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

SEP-IRA The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.


PROFIT SHARING PLAN Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.


AGE-BASED PROFIT SHARING PLAN Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.


MONEY PURCHASE PENSION PLAN (MPP) Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.


DEFINED BENEFIT PENSION PLAN Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.



* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our retirement Plans Information line at 1-800-622-0176.




         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and your four-digit personal identification number at hand.


6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. Youspecify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


DIRECTED DIVIDENDS

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997


WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.





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PIONEER INVESTMENT MANAGEMENT, INC.                                12477-00-1202
60 STATE STREET                          (C)2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                            [LOGO] PRINTED ON RECYCLED PAPER